                                                                   EXHIBIT 10.40

                                   ASSIGNMENT


         FOR VALUE RECEIVED, Cyber City Honolulu, Inc., hereby assigns, sells, and transfers unto Cyber Cities Technologies, Inc., all right, title, and interest in and to all assets (physical or otherwise) owned or claimed by the undersigned, including but not limited to any intellectual property rights, any trade name usage, or any item listed in the following:


                            Exhibit "C" attached, and
                            Exhibit "D" attached, and
                              Exhibit "E" attached


         SIGNED under seal effective this 31st of December, 1999.


                                       CYBER CITY HONOLULU, INC.

                                       By: /s/ MICHAEL L. BACON
                                          -----------------------
                                                 President

[INITIALS]

                              ACQUISITION AGREEMENT
                                       AND
                               CLOSING MEMORANDUM
                                   EXHIBIT "C"

         Leased Equipment To Be Transferred to Basic Technologies, Inc.


DESCRIPTION                MODEL / SERIAL NUMBERS             LOCATION          LESSOR / LEASE NUMBER
-----------                ----------------------             --------          ---------------------
1 Ascend Box               4000 Series/ 728104704             Honolulu

1 Ascend Box               4000 Series/ 719100107             Honolulu

1 Ascend Box               4000 Series/ 725106473             Honolulu

1 Ascend Box               4000 Series/ 725106082             Honolulu

1 Postage Meter            Pitney Bowes/ 09082005             Honolulu
(includes 1 scale)

1 Livingston PM-2E                                            Maui

1 Livingston PM-2E                                            Maui

1 Livingston PM-3                                             Maui

1 Livingston PM-3                                             Maui

1 Microcomm 33.6                                              Maui
modem pool

[INITIALS]



                              ACQUISITION AGREEMENT
                                       AND
                               CLOSING MEMORANDUM
                                   EXHIBIT "D"

         Intangible Assets To Be Transferred to Basic Technologies, Inc.


                                   DESCRIPTION


CUSTOMER USER BASE (APPROX 3500) GENERATING $ 410,654.28 IN 1999

CCHONO BILLING PROGRAM (A CUSTOM DESIGNED PROGRAM FOR USE BY AN ISP)

ALL INTELLECTUAL MATERIALS AND WEB WORK PERFORMED TO DATE

ALL TRADE NAMES REGISTERED OR USED, DIRECTLY OR INDIRECTLY, BY CYBER CITY HONOLULU, INC., INCLUDING BUT NOT LIMITED TO "CYBER CITY HONOLULU", AND "CYBER CITY MAUI."

[INITIALS]


                              ACQUISITION AGREEMENT
                                       AND
                               CLOSING MEMORANDUM
                                   EXHIBIT "E"

    Financial and Other Assets To Be Transferred to Basic Technologies, Inc.


                                   DESCRIPTION
                                   -----------

BUSINESS CHECKING ACCOUNTS:
MAIN ACCOUNT               BANK OF HAWAII ACCOUNT # 0027-012612  BALANCE $50,904.99
HONO OFFICE ACCOUNT        BANK OF HAWAII ACCOUNT # 0080-244452  BALANCE $   115.05
MAUI OFFICE ACCOUNT        BANK OF HAWAII ACCOUNT # 0080-244436  BALANCE $   471.45